UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PGIM SHORT DURATION HIGH YIELD

OPPORTUNITIES FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

(NYSE: SDHY)

655 BROAD STREET

NEWARK, NEW JERSEY 07102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON

JUNE 17, 2026

April 8, 2026

To the Shareholders:

NOTICE IS HEREBY GIVEN THAT the 2026 Annual Meeting of Shareholders (the “Meeting”) of PGIM Short Duration High Yield Opportunities Fund, a Maryland statutory trust (the “Fund”), will be held at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, on June 17, 2026 at 11:00 a.m., Eastern Time. To register to attend the Meeting in person, you must email shareholdermeetings@computershare.com no later than 11:00 a.m., Eastern Time, on June 12, 2026, and provide your full name and address. The Meeting is being held for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated April 8, 2026:

1. To consider and vote upon the election of three (3) Class II Trustees to the Fund’s Board of Trustees (“Board”), each to serve for a term ending at the 2029 annual meeting of the Fund’s shareholders and until their successors are duly elected and qualify;

2. To consider and ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2026; and

3. To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

The Board has fixed the close of business on March 26, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof.

The enclosed proxy is being solicited on behalf of the Board.

Andrew R. French,

Secretary

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY

OR AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING. EVEN IF YOU EXPECT TO ATTEND THE MEETING IN PERSON, EACH SHAREHOLDER IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET AS DESCRIBED IN THE MATERIALS PROVIDED TO YOU. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE

A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation c/o John Smith, President	John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee u/t/d 7/1/85	Sarah Clark, Trustee
C.	1.	Thomas Wilson, Custodian f/b/o Jessica Wilson UTMA New Jersey	Thomas Wilson, Custodian

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JUNE 17, 2026.

The Proxy Statement is available at https:// www.proxy-direct.com/pru-35004

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND (NYSE: SDHY)

655 BROAD STREET

NEWARK, NEW JERSEY 07102

PROXY STATEMENT

April 8, 2026

Annual Meeting of Shareholders to Be Held on June 17, 2026

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” and the members thereof, the “Trustees” or “Board Members”) of PGIM Short Duration High Yield Opportunities Fund, a Maryland statutory trust (the “Fund”), of proxies to be exercised at the 2026 Annual Meeting of Shareholders of the Fund to be held at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, on June 17, 2026 at 11:00 a.m., Eastern Time, and at any postponements or adjournments thereof (the “Meeting”). The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”). The Board knows of no business other than the election of the three (3) Class II Board Members and the ratification of the appointment of the independent registered public accounting firm of the Fund that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting, the giving of a proxy will empower the persons named in the proxy to vote in their discretion on such matter.

This Proxy Statement and the accompanying materials are first being made available to shareholders on or about April 8, 2026.

The Fund is organized as a Maryland statutory trust and is a registered closed-end investment company.

PGIM Investments LLC (“PGIM Investments” or the “Manager”) serves as the Fund’s investment manager. PGIM Investments and its predecessors have served as a manager or administrator to registered investment companies since 1987. PGIM Investments’ principal address is 655 Broad Street, Newark, New Jersey 07102. PGIM, Inc. (“PGIM”), through its PGIM Credit investment group (formerly PGIM Fixed Income), and PGIM Limited (together the “Subadvisers”) are each registered investment advisers and together serve as the Fund’s subadviser, and are responsible for the day-to-day portfolio management of the Fund. PGIM’s principal address is 655 Broad Street, Newark, New Jersey 07102. PGIM Limited’s principal address is Grand Buildings 1-3 Strand Trafalgar Square, London, WC2N 5HR. Both PGIM Investments, PGIM and PGIM Limited are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”). As of December 31, 2025, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as manager or administrator, as applicable, to closed-end investment companies with total aggregate assets of approximately $333.2 billion. The Board, in addition to overseeing the actions of the Manager and Subadvisers, decides upon matters of general policy relating to the Fund. The Fund does not have a principal underwriter.

To register to attend the Meeting in person, you must email shareholdermeetings@computershare.com no later than 11:00 a.m., Eastern Time, on June 12, 2026, and provide your full name and address.

Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you authorize a proxy by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you and which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded. If you require additional information, please call toll free at 1(866) 766-4392.

All properly authorized proxies received prior to or at the Meeting will be exercised at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are given, votes entitled to be cast by shareholders represented by the proxies will be cast “FOR” the election of each nominee listed in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm listed in Proposal No. 2 and in the discretion of the proxy holders on any other matter that may properly be brought before the Meeting or any postponement or adjournment thereof. Shareholders who authorize proxies may revoke them at any time before they are exercised by filing with the Fund a written notice of revocation at or prior to the start of the Meeting, by duly authorizing a proxy bearing a later date or by attending the Meeting and voting in person. In accordance with the Fund’s Bylaws, a quorum is constituted by the presence in person or by proxy of the holders of record of outstanding shares of the Fund’s common shares of beneficial interest entitled to cast a majority of all the votes entitled to be cast at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, a shareholder who properly authorizes a proxy but instructs the proxy holder to “abstain” or “withhold authority” will be treated as present for determining the presence of a quorum.

The Board has fixed the close of business on March 26, 2026 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. Each common share of beneficial interest entitles the holder of the share as of the Record Date to cast one vote for as many individuals as there are Board Members to be elected and for whose election the share is entitled to be voted and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the close of business on the Record Date, the Fund had 24,673,056 common shares of beneficial interest, par value $0.001 per share, outstanding and entitled to vote at the Meeting.

Annual reports are sent or made available to shareholders of record of the Fund following the Fund’s fiscal year end pursuant to Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 655 Broad Street, Newark, New Jersey 07102 or call toll free at (800) 451-6788 or visit the Fund’s website at www.pgim.com/investments or on the EDGAR Database on the Securities and Exchange Commission’s (“SEC”) Internet site at www.sec.gov. This reference to the website does not incorporate the contents of the website into this Proxy Statement.

Please note that only one annual or semi-annual report or Proxy Statement may be sent to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

The expenses of solicitation will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail.

Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at the Meeting. The presence of shareholders of record as of the Record Date entitled to cast a majority of all the votes entitled to be cast at the Meeting, in person or by proxy, will constitute a quorum.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting. The inspector of elections will determine whether or not a quorum is present at the Meeting. A shareholder who properly executes a proxy but instructs the proxy holder to “abstain” or “withhold authority,” or who is present at the Meeting in person but who abstains from voting on any matter, and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter), if any, will be counted as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the election of each nominee listed in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm of the Fund in Proposal No. 2.

Broker-dealer firms or other nominees holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A signed voting instruction card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted will be deemed an instruction to vote such shares “FOR” the election of each nominee listed in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm of the Fund in Proposal No. 2.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares “FOR” the election of each nominee listed in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm of the Fund in Proposal No. 2. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or other nominees or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, other nominee or service agent specific instructions as to how you want your votes to be cast.

Required Vote

•

Proposal No. 1: Board Members are elected by the affirmative vote of the holders of a majority of the Fund’s common shares of beneficial interest outstanding and entitled to vote thereon. For purposes of the election of Board Members, abstentions and broker non-votes, if any, will have the same effect as a vote against the election of a Board Member.

•

Proposal No. 2: A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to ratify the appointment of the independent registered public accounting firm. For purposes of the ratification of the appointment of the independent registered public accounting firm, abstentions and broker non-votes, if any, will be counted as represented at the Meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of Proposal No. 2.

In the event that a quorum is not present, or if proxies for sufficient votes to elect one or more of the nominees for election as Board Members listed in Proposal No. 1 or for the ratification of the appointment of the independent registered public accounting firm in Proposal No. 2 are not received by the time scheduled for the Meeting, pursuant to the Fund’s Bylaws, the chair of the Meeting may adjourn the Meeting to another date and time, not later than 120 days after the original record date, and at a place announced at the Meeting without a vote of the shareholders present at the Meeting or the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of the shareholders present at the Meeting in person or by proxy, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Approval of any proposal to adjourn the Meeting brought before the Fund’s shareholders will require the affirmative vote of a majority of the votes cast on such matter at the Meeting. If an adjournment is properly brought before the Meeting, the persons named as proxies will vote the shares that they are entitled to vote in their discretion.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

MEETING TO BE HELD ON JUNE 17, 2026

The proxy statement and proxy card are available at https:// www.proxy-direct.com/pru-35004

PROPOSAL NO. 1:

TO ELECT THREE (3) CLASS II TRUSTEES OF THE FUND

In accordance with the Fund’s declaration of trust, the Fund’s Board of Trustees (the “Board of Trustees” or the “Board” and the members thereof, the “Trustees” or “Board Members”) is divided into three classes: Class I, Class II and Class III.

The Class I Board Members were elected for a term expiring at the 2028 annual meeting of shareholders and until their successors are duly elected and qualify. The Class II Board Members were elected for a term expiring at the 2026 annual meeting of shareholders and until their successors are duly elected and qualify. The Class III Board Members were elected for a term expiring at the 2027 annual meeting of shareholders and until their successors are duly elected and qualify.

Each Class II Board Member currently serving on the Board has been nominated by the Board for election at the Meeting to serve for a term expiring at the 2029 annual meeting of the Fund’s shareholders and until their successors are duly elected and qualify, or until they earlier resign or are otherwise removed. Subject to the 1940 Act, any vacancy on the Board may be filled only by a majority of the remaining Board Members, even if the remaining Board Members do not constitute a quorum. Any Board Member elected to fill a vacancy on the Board will serve for the remainder of the full term of the trusteeship in which the vacancy occurred and until a successor is elected and qualifies.

The classes of the Fund’s current Board Members and the Class II nominees are indicated below:

Class I Board Members

Stuart S. Parker

Brian K. Reid

Class II Board Member Nominees

Kevin J. Bannon

Keith F. Hartstein

Grace C. Torres

Class III Board Members

Scott E. Benjamin

Barry H. Evans

The persons named as proxy holders intend to vote at the Meeting (unless directed not to so vote) “FOR” the election of each of the Class II Board Member nominees listed above. Each of the Class II Board Member nominees is currently a Class II Board Member and has indicated that they will serve if elected. However, if any Class II Board Member nominee should be unable to serve, proxies instructing the proxy holders to vote “FOR” such Class II Board Member nominee will be voted “FOR” any other person who shall be nominated by the Board to fill such trusteeship.

The Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the board members of investment companies by the 1940 Act and applicable Maryland law. Information about the Board and the Fund’s officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Interested Board Members.”

Biographical Information for the Board. Certain biographical and other information relating to the Board Members of the Fund is set out below.

Independent Board Members (1)

Name, Address Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held During Past Five Years
Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008 - August 2023).

Barry H. Evans 1960 Board Member Portfolios Overseen: 101	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Name, Address Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held During Past Five Years

Brian K Reid 1961 Board Member Portfolios Overseen: 101	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.

Grace C. Torres 1959 Board Member Portfolios Overseen: 101	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.
Interested Board Members (2)

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101	President, Chief Executive Officer and Officer in Charge (since January 2012) of PGIM Investments LLC; President and Principal Executive Officer (since March 2022) of the PGIM Alternatives Funds and (since January 2012) of the PGIM Retail Funds; formerly Chief Operating Officer for PGIM Investments LLC (January 2012 - January 2024); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.

Name, Address Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held During Past Five Years
Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 147	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Managing Director, Board Governance of PGIM-Global Wealth (since March 2026); formerly Senior Vice President, Global Product Management and Marketing (2006-2026) of PGIM; Vice President (since March 2022) of the PGIM Alternatives Funds and (since March 2010) of the PGIM Retail Funds; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.

(1)	All Board Members joined the Board in October 2020.
(2)	A Board Member is deemed to be “Interested,” as “interested person” is defined in the 1940 Act, by reason of his/her affiliation with PGIM Investments and/or an affiliate of PGIM Investments.

Biographical Information for Officers of the Fund. Biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary (since August 2020) of PGIM Investments LLC; Chief Legal Officer (since January 2024) of PGIM DC Solutions LLC, (since July 2022) of the PGIM Alternatives Funds and (since August 2020) of the PGIM Retail Funds, Prudential Annuities Funds, Prudential Mutual Fund Services LLC, and PIFM Holdco, LLC; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel (since August 2020) of AST Investment Services, Inc.; formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since Fund Inception

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Dino Capasso 1974 Chief Compliance Officer	Vice President (since June 2024) of PGIM Investments LLC; Chief Compliance Officer (since July 2024) of the PGIM Retail Funds, Prudential Annuities Funds and PGIM Alternatives Funds; formerly Chief Compliance Officer and Vice President (May 2022 - May 2024) of T. Rowe Price Associates, Inc., T. Rowe Price Investment Management, Inc., and the T. Rowe Price mutual fund complex; formerly Chief Compliance Officer (September 2019 - April 2022) of PGIM Investments LLC and AST Investment Services, Inc. (ASTIS); formerly Chief Compliance Officer (July 2019 - April 2022) of the PGIM Retail Funds and Prudential Annuities Funds and (March 2022 - April 2022) of PGIM Private Real Estate Fund, Inc.; formerly Vice President and Deputy Chief Compliance Officer (June 2017 - September 2019) of PGIM Investments LLC and ASTIS.	Since July 2024
Andrew R. French 1962 Secretary	Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2018) of the PGIM Retail Funds and Prudential Annuities Funds; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential.	Since Fund Inception
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Vice President and Assistant Secretary (since June 2025) of AST Investment Services, Inc.; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds, (since March 2020) of the PGIM Retail Funds and (since March 2019) of the Prudential Annuities Funds; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since Fund Inception
Patrick E. McGuinness 1986 Assistant Secretary	Director and Corporate Counsel (since February 2017) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since June 2020) of the PGIM Retail Funds and Prudential Annuities Funds.	Since Fund Inception

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2020) of the PGIM Retail Funds and (since November 2020) of the Prudential Annuities Funds; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since Fund Inception
George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel (since September 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds, and (since September 2023) of the PGIM Alternatives Funds; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023
Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel (since May 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds and (since September 2023) of the PGIM Alternatives Funds; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023
Christian J. Kelly 1975 Chief Financial Officer	Managing Director, Head of Registered Products Fund Operations (since March 2026), PGIM; Chief Financial Officer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since July 2022) of the PGIM Alternatives Funds; formerly Vice President, Global Head of Investment Operations (2018 -2026) of PGIM Investments LLC; formerly Treasurer and Principal Financial Officer (January 2019 - March 2023) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Treasurer and Principal Financial Officer (March 2022 - July 2022) of the PGIM Private Real Estate Fund, Inc.	Since Fund Inception

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti 1967 Assistant Treasurer	Senior Director, RIC Fund Administration (since March 2026), PGIM; Assistant Secretary (since April 2014) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Vice President (2007-2026) within PGIM Investments Fund Administration.	Since Fund Inception
Russ Shupak 1973 Treasurer and Principal Accounting Officer	Executive Director, RIC Fund Administration (since March 2026), PGIM; Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund, (since March 2023) of the PGIM Retail Funds, and (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust, (since September 2022) of the PGIM Private Credit Fund and (since October 2019) of the Prudential Annuities Funds; formerly Vice President (2017-2026) within PGIM Investments Fund Administration; formerly Assistant Treasurer (March 2022 - July 2022) of the PGIM Private Real Estate Fund, Inc.	Since Fund Inception
Deborah Conway 1969 Assistant Treasurer	Senior Director, RIC Tax (since March 2026), PGIM; Assistant Secretary (since October 2019) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Vice President (2017-2026) within PGIM Investments Fund Administration.	Since Fund Inception
Elyse M. McLaughlin 1974 Assistant Treasurer	Executive Director, RIC Fund Administration (since March 2026), PGIM; Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust, (since March 2023) of the Prudential Annuities Funds, and (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund, (since March 2022) of the PGIM Private Real Estate Fund, Inc., and (since October 2019) of the PGIM Retail Funds; formerly Vice President (2017-2026) within PGIM Investments Fund Administration.	Since Fund Inception

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Robert W. McCormack 1973 Assistant Treasurer	Senior Director, RIC Fund Administration (since March 2026), PGIM; Assistant Treasurer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since March 2022) of the PGIM Alternatives Funds; formerly Vice President (2019-2026) within PGIM Investments Fund Administration.	Since March 2023

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

•	Explanatory Notes to Tables: Unless otherwise noted, the address of all Board Members and officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set limit on the number of terms of office that Board Members or officers may serve. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships/Trusteeships Held” includes only directorships/trusteeships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include:

•

The “PGIM Retail Funds” (currently consisting of the PGIM Retail Mutual Funds, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund);

•	The “Prudential Annuities Funds” (currently consisting of The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust); and

•	The “PGIM Alternatives Funds” (currently consisting of PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, and PGIM Credit Income Fund).

•	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Compensation of Board Members and Officers. Pursuant to a Management Agreement with the Fund, the Manager pays all compensation and expenses of officers and employees of the Fund as well as the fees and expenses of all Interested Board Members.

The Fund pays each of its Independent Board Members annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on committees of the Board may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose boards the Board Members may be asked to serve.

Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Independent Board Members’ fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any mutual fund managed by PGIM Investments chosen by the Independent Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Independent Board Member. The obligation to make payments of deferred Independent Board Members’ fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Independent Board Members.

The following table sets forth the aggregate compensation paid by the Fund to the Independent Board Members for service on the Board for the Fund’s fiscal year ended July 31, 2025, and the board of any other investment company in the PGIM fund complex (the “Fund Complex”) for the calendar year ended December 31, 2025. Interested Board Members and officers do not receive compensation from PGIM Investments-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Board Members

Name and Position	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex for Most Recent Calendar Year*
Kevin J. Bannon	$1,833	None	None	$370,000 (31/103)
Barry H. Evans	$1,943	None	None	$410,000 (31/103)
Keith F. Hartstein	$2,030	None	None	$456,000 (31/103)
Brian K. Reid	$1,943	None	None	$410,000 (31/103)
Grace C. Torres	$1,943	None	None	$410,000 (31/103)

Explanatory Notes to Board Member Compensation Table

*

Compensation relates to portfolios that were in existence for any period during 2025. Number of funds and portfolios represent those in existence as of December 31, 2025, and excludes funds that have merged or liquidated during the year.

Board Committees. The Board has established four standing committees in connection with governance of the Fund—the Audit Committee, the Nominating and Governance Committee, the Dryden Investment Committee and the Compliance Committee. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal controls and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee charter is available on the Fund’s website at https://www.pgim.com/investments/closed-end-funds. During the fiscal year ended July 31, 2025, the Audit Committee met five times.

The membership of the Audit Committee as of the date of this Proxy Statement is set forth below:

Grace Torres (Chair)

Barry Evans

Keith Hartstein (ex-officio)

Brian Reid

Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members to serve on the Board and making recommendations to the Board concerning the individuals to be nominated as board members for election by the shareholders at each annual meeting, Board composition, committee structure and governance, Board Member education and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. During the fiscal year ended July 31, 2025, the Nominating and Governance Committee met four times. The Nominating and Governance Committee Charter is available on the Fund’s website at https://www.pgim.com/investments/closed-end-funds.

The membership of the Nominating and Governance Committee as of the date of this Proxy Statement is set forth below:

Keith Hartstein (Chair)

Kevin Bannon

Dryden Investment Committee: The Dryden Investment Committee reviews the performance of the fixed income, real estate and closed-end funds in the Fund Complex. The Dryden Investment Committee reports the results of its review to the full Board of the Fund at each regularly scheduled Board meeting at which the Dryden Investment Committee meets. During the fiscal year ended July 31, 2025, the Dryden Investment Committee met four times.

The membership of the Dryden Investment Committee as of the date of this Proxy Statement is set forth below:

Barry Evans (Chair)

Kevin Bannon

Keith Hartstein (ex-officio)

Brian Reid

Compliance Committee: The Compliance Committee serves as the liaison between the Board and the Fund’s Chief Compliance Officer (CCO). In its role as liaison, the Compliance Committee assists the Board in overseeing compliance matters and administration. The Compliance Committee’s responsibilities include, among other matters, considering any material compliance matter reported by the CCO between meetings of the Board and receiving reports on any investigations into matters within the Committee’s scope of responsibilities. The Compliance Committee charter is available on the Fund’s website at https://www.pgim.com/investments/closed-end-funds. During the fiscal year ended July 31, 2025, the Compliance Committee met four times.

The membership of the Compliance Committee as of the date of this Proxy Statement is set forth below:

Brian Reid (Chair)

Barry Evans

Keith Hartstein (ex-officio)

Grace Torres

Leadership Structure and Qualifications of Board. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of seven members, five of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established four standing committees — Audit, Nominating and Governance, Dryden Investment and Compliance — and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the Subadvisers and certain other principal service providers, on the other hand, and facilitates the exercise of the Board’s independent judgment in evaluating and managing these relationships. In addition, the structure efficiently allocates responsibility among committees. During the fiscal year ended July 31, 2025, the Board met six times. Each Board Member then a Board Member attended all of the meetings of the Board and the committees of which he or she was a member. The Fund does not have a policy regarding the Board Members’ attendance at annual meetings of shareholders. Two Board Members attended the Fund’s annual meeting of shareholders held in May 2025.

The Board has concluded that, based on each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member’s ability to perform his or her duties effectively may have been attained through a Board Member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences or a combination of the foregoing. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.

Kevin J. Bannon. Mr. Bannon has been a Board Member of the Fund since inception and other funds in the Fund Complex since 2008. Mr. Bannon has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 25 years.

Barry H. Evans. Mr. Evans joined the Board of the Fund and other funds in the Fund Complex in 2017. Mr. Evans has held senior executive positions and various portfolio manager roles in an asset management firm for 30 years.

Keith F. Hartstein. Mr. Hartstein joined the Board of the Fund and other funds in the Fund Complex in 2013. Mr. Hartstein has worked in the asset management industry for over 30 years and served as a senior executive in an asset management firm.

Brian K. Reid. Mr. Reid joined the Board of the Fund and the other funds in the Fund Complex in 2018. Mr. Reid has more than 30 years of experience in economics and related fields, including serving as Chief Economist for the Investment Company Institute (ICI) for 13 years.

Grace C. Torres. Ms. Torres joined the Board of the Fund and other funds in the Fund Complex in 2014. Ms. Torres formerly served as Treasurer and Principal Financial and Accounting Officer for the Fund and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (CPA).

Stuart S. Parker. Mr. Parker, who has served as an Interested Board Member and President of the Fund since inception and the other funds in the Fund Complex since 2012, is President, Chief Executive Officer and Officer in Charge of PGIM Investments and several of its affiliates that provide services to the Fund and has held senior positions in PGIM Investments since 2005.

Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of the Fund since inception and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund since inception and other funds in the Fund Complex since 2009 and has held senior positions in PGIM Investments since 2003.

Specific details about each Board Member’s professional experience appear in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a registered investment company involves a variety of risks, such as investment risk, compliance risk and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Manager, Subadvisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for election as Board Members and recommending individuals to the Board for nomination. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members and by executive search firms the committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and Board Members and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a person for nomination for election as a Board Member should submit his or her recommendation in writing to the Chair of the Board or the Chair of the Nominating and Governance Committee, in either case in care of the Fund, at 655 Broad Street, 6th Floor, Newark, New Jersey 07102. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” of the Fund as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of common shares of beneficial interest of the Fund held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and

Governance Committee decides to recommend that the Board nominate an individual to the Board, committee members and other Board Members customarily interview the individual in person. In addition, the individual is customarily asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Share Ownership. Information relating to each Board Member’s share ownership in the Fund and in all registered funds in the Fund Complex that are overseen by the respective Board Member as of December 31, 2025, is set forth in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Board Member Share Ownership: Independent Board Members
Kevin J. Bannon	None	Over $100,000
Barry H. Evans	None	Over $100,000
Keith F. Hartstein	None	Over $100,000
Brian K. Reid	None	Over $100,000
Grace C. Torres	None	Over $100,000
Board Member Share Ownership: Interested Board Members
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	None	Over $100,000

As of December 31, 2025, none of the Independent Board Members or any member of his/her immediate family owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Subadvisers.

Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Fund, 655 Broad Street, 6th Floor, Newark, New Jersey 07102. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Fund, 655 Broad Street, 6th Floor, Newark, New Jersey 07102. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

Board Recommendation and Required Vote

Board Members are elected by the affirmative vote of the holders of a majority of the Fund’s common shares of beneficial interest outstanding and entitled to vote thereon. For purposes of the election of Board Members, abstentions and broker non-votes, if any, will have the same effect as a vote against the election of a Board Member.

The Board, including the Board Members who are not “interested” persons, unanimously recommends that shareholders of the Fund vote “FOR” each of the nominees for election as a Class II Board Member.

PROPOSAL NO. 2:

TO RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Fund, which is comprised solely of Board Members who are not “interested persons” of the Fund, and the Board, has appointed PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2026. The Board is asking shareholders to ratify that appointment. Although action by the Fund’s shareholders on this matter is not required, the Audit Committee and the Board believe the appointment of the independent registered public accounting firm may be an important matter of concern for the Fund’s shareholders and are therefore submitting the appointment of PwC for ratification by shareholders. The Board considers the appointment of PwC as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2026 to be advisable and in the best interests of the Fund and recommends a vote FOR ratification of PwC. A representative of PwC will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Board Recommendation and Required Vote

A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to ratify the appointment of the independent registered public accounting firm. For purposes of the ratification of the appointment of the independent registered public accounting firm, abstentions and broker non-votes, if any, will be counted as represented at the Meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 2.

If the appointment of PwC is not ratified, the Audit Committee may, in its discretion, reconsider its appointment of PwC. Even if the appointment of PwC is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Fund. The Board of Trustees, including the Trustees who are not “interested” persons, unanimously recommends that shareholders of the Fund vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

Report of the Audit Committee

The Board of Trustees of PGIM Short Duration High Yield Opportunities Fund, a Maryland statutory trust (the “Fund”), has an Audit Committee which as of September 9, 2025, consisted of Ms. Torres (Chair) and Messrs. Evans, Hartstein (ex-officio) and Reid each of whom (i) is not an “interested person” of the Fund or of PGIM Investments LLC within the meaning of Section 2(a)(19) of the 1940 Act, and (ii) meets the “independence” requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met five times during the fiscal year ended July 31, 2025. The Audit Committee has a charter, a copy of which is available on the Fund’s website at https://www.pgim.com/investments/closed-end-funds.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes, which includes the selection, retention, compensation and termination of the Fund’s independent registered public accounting firm. In connection therewith, the Audit Committee reviews with management and the Fund’s independent registered public accounting firm, among other things, the scope of the independent registered accounting firm’s audit of the Fund’s financial statements, reviews and discusses the Fund’s annual audited financial statements with management, reviews the independent registered public accounting firm’s required communications regarding the scope and results of the audit, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund’s independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund’s accounting and financial reporting processes.

In performing its oversight function, at a meeting held on September 9, 2025, the Audit Committee reviewed and discussed the Fund’s audited financial statements as of and for the fiscal year ended July 31, 2025 with management of the Fund and the Fund’s independent registered public accounting firm and discussed the audit of such financial statements with the independent registered public accountants. The Audit Committee also discussed with the independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the “SEC”). The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) and discussed with the independent registered public accounting firm its independence.

The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an “audit committee financial expert.” Moreover, the Audit Committee relies on, and makes no independent verification of, the facts presented to it or representations made by management or the independent registered public accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Fund’s independent registered public accounting firm is in fact “independent.”

Based on its consideration of the audited financial statements and the discussions and reports referred to above with management and the independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee charter and those limitations discussed above, the Audit Committee recommended to the Board of Trustees of the Fund that the Fund’s audited financial statements as of and for the year ended July 31, 2025 be included in the Fund’s annual report to shareholders for the fiscal year ended July 31, 2025.

Submitted by the Audit Committee of the Fund’s Board

Grace C. Torres (Chair)

Barry Evans

Keith F. Hartstein (ex-officio)

Brian K. Reid

September 9, 2025

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (PwC), 300 Madison Avenue, New York, NY 10017 has been appointed to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending July 31, 2026.

A representative of PwC will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by the Fund’s independent registered public accountant for professional services for the fiscal year ended July 31, 2025.

Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
$50,085	None	None	None

*

“Audit-Related Fees” are the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

**	“Tax Fees” are those fees related to the Fund’s independent registered public accountant’s tax consulting services, including primarily the review of the Fund’s income tax returns.
***	“All Other Fees” include the aggregate fees billed for products and services provided by the Fund’s independent registered public accountant, other than the reported services.

The Fund’s Audit Committee charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accountant, and all non-audit services to be provided by the independent accountants to the Manager and any entity controlling, controlled by or under common control with the Manager (“Affiliates”) that provides on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee also may delegate pre-approval to one of its members subject to subsequent reporting to the Audit Committee. For the fiscal year ended July 31, 2025, all of the audit and non-audit services described above for which the Fund’s independent registered public accountant billed the Fund fees were pre-approved by the Audit Committee as required.

The aggregate non-audit fees billed by the Fund’s independent registered public accountant for services rendered to the Fund and rendered to the Manager or its Affiliates that provide ongoing services to the Fund for the fiscal year ended July 31, 2025 is $0.00.

SUBMISSION OF SHAREHOLDER PROPOSALS AND OTHER SHAREHOLDER

COMMUNICATIONS

A shareholder proposal intended to be presented at a future meeting of shareholders of the Fund must be received at the office of the Fund (addressed c/o PGIM Investments LLC, 655 Broad Street, 6th Floor, Newark, New Jersey 07102), in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

All proposals by shareholders of the Fund that are intended to be included in the Fund’s proxy statement for, and presented at, the 2027 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than December 9, 2026.

Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2027 Annual Meeting of Shareholders in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2027 Annual Meeting of Shareholders in accordance with the current Bylaws of the Fund. The Fund’s current Bylaws require that advance notice be given to the Fund in the event a shareholder desires to nominate individuals for election to the Board of Trustees or propose other business to be considered by the shareholders at an annual meeting. Notice of any such business or nomination for consideration at the 2027 Annual Meeting of Shareholders must be delivered to the Secretary of the Fund (addressed c/o PGIM Investments LLC, 655 Broad Street, 6th Floor, Newark, New Jersey 07102), comply with the information requirements of the Fund’s current Bylaws, and assuming that the 2027 Annual Meeting of Shareholders is held within 30 days of June 17, 2027 (the first anniversary of the date of the preceding year’s annual meeting), must be received by the Fund no earlier than the 150th day nor later than 5:00 P.M., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the 2026 Annual Meeting of Shareholders (April 8, 2027).

However, the Fund’s Bylaws currently provide that, if the Fund’s 2027 Annual Meeting of Shareholders is advanced by more than 30 days (held earlier than May 18, 2027) or delayed by more than 30 days (held later than July 17, 2027), such written notice by a shareholder must be timely delivered to the Secretary of the Fund no earlier than the 150th day prior to the date of the 2027 Annual Meeting of Shareholders, as originally convened, and no later than 5:00 P.M., Eastern Time, on the later of the 120th day prior to the date of the 2027 Annual Meeting of Shareholders, as originally convened, or the tenth day following the public announcement of the date of the 2027 Annual Meeting of Shareholders is first made, accompanied by the information and other materials required by the Fund’s Bylaws.

A shareholder who wishes to send any communications to the Board should also deliver such communications to the Secretary of the Fund c/o PGIM Investments LLC, 655 Broad Street, 6th Floor, Newark, New Jersey 07102.

ADDITIONAL INFORMATION

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York Mellon (“BNY Mellon”) is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund. The principal business address of BNY Mellon is 225 Liberty Street, New York, New York 10286.

Computershare Trust Company, N.A. serves as the transfer agent and registrar and Computershare Inc. serves as the dividend paying agent of the Fund. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43078, Providence, Rhode Island 02940-3078.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, in combination require the Fund’s Board Members and officers and persons who own more than 10% of the Fund’s common shares of beneficial interest, as well as PGIM Investments and certain of its affiliated persons, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. Based solely on its review of the Section 16 reports that have been filed on EDGAR with respect to the Fund (as well as any written representations from the reporting persons), the Fund believes that during the fiscal year ended July 31, 2025 all such filing requirements were met with respect to the Fund.

Credit Facility Agreement

The Fund is party to a committed credit facility agreement with a financial institution. As of July 31, 2025, the Fund had no balance outstanding under the agreement.

Broker Non-Votes and Abstentions

Shareholders represented by properly authorized proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as shareholders that are present and entitled to vote for purposes of determining a quorum. They will not constitute a vote for any proposal and will have the effect of a vote against the election of the nominees named in this Proxy Statement. For Proposal No. 2, they will not be considered votes cast. As such, abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal No. 2.

5% Beneficial Ownership

As of the Record Date, to the best knowledge of the Fund, other than as noted below, there were no shareholders who beneficially owned more than 5% of the Fund’s outstanding common shares of beneficial interest.

To the best knowledge of the Fund, based on Schedule 13D and Schedule 13G filings made on or before the Record Date, the following shareholders beneficially owned more than 5% of the Fund’s outstanding common shares of beneficial interest:

•

Based on Schedule 13G/A filed by 1607 Capital Partners, LLC (“1607 Capital Partners”), located at 13 S. 13th Street, Suite 400, Richmond, Virginia 23219 and Asset Management Committee of Dominion Energy, Inc. (“Dominion”), located at 120 Tredegar St. R4, Richmond, VA 23219, as of December 31, 2025, 1607 Capital Partners beneficially owned 1,718,318 common shares of beneficial interest equal to 6.96% of the Fund’s outstanding common shares of beneficial interest, and Dominion beneficially owned 1,519,550 common shares of beneficial interest equal to 6.16% of the Fund’s outstanding common shares of beneficial interest.

•

Based on Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation, (collectively “First Trust”), located at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, as of December 31, 2025, First Trust beneficially owned 1,512,373 common shares of beneficial interest equal to 6.13 % of the Fund’s outstanding common shares of beneficial interest.

As of the close of business on the Record Date, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 24,665,578 common shares of beneficial interest, equal to approximately 99% of the Fund’s outstanding common shares of beneficial interest.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with these proxies will be borne by the Fund. Proxies may also be solicited in person by officers of the Fund and by officers or employees of PGIM Investments or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Board does not know of any other matter that may properly be brought before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies with their discretion on such matter.

By Order of the Board,

Andrew R. French

Secretary

April 8, 2026

EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, SHAREHOLDERS ARE REQUESTED TO INDICATE VOTING INSTRUCTIONS BY INTERNET OR TELEPHONE OR BY DATING AND SIGNING THE ENCLOSED FORM OF PROXY AND RETURNING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

1. VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

2. VOTE AT THE MEETING

on June 17, 2026 at 11:00 a.m. Eastern Time.

To register to attend the Meeting in person,

you must email

shareholdermeetings@computershare.com

no later than 11:00 a.m., Eastern Time,

on June 12, 2026 and provide your full name and address.

Please detach at perforation before mailing.

PROXY	PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

2026 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 17, 2026

THIS PROXY OF PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned shareholder of PGIM Short Duration High Yield Opportunities Fund, a Maryland statutory trust (the “Fund”), hereby appoints Claudia DiGiacomo, Andrew R. French, Melissa Gonzalez, George Hoyt, Devan Goolsby, Debra Rubano and Patrick McGuinness, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2026 Annual Meeting of Shareholders of the Fund to be held at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, on June 17, 2026, at 11:00 a.m., Eastern Time, and any postponement or adjournment thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the 2026 Annual Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

To register to attend the Meeting in person, you must email shareholdermeetings@computershare.com no later than 11:00 a.m., Eastern Time, on June 12, 2026, and provide your full name and address.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD, “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LISTED IN PROPOSAL NO. 2 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF

SDH_ SDH_33735_013024

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

2026 Annual Meeting of Shareholders of

PGIM Short Duration High Yield Opportunities Fund to Be Held on June 17, 2026.

The Proxy Statement and Proxy Card for this meeting are available at:

https:// www.proxy-direct.com/pru-35004

Please detach at perforation before mailing.

The Proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting or any adjournment or postponement thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:

     Proposals  The Board of Trustees recommends a vote “FOR” the following proposals.

1.  Election of Trustees – Class II:

	FOR	AGAINST	ABSTAIN

01. Kevin J. Bannon	☐	☐	☐

02. Keith F. Hartstein	☐	☐	☐

03. Grace C. Torres	☐	☐	☐

	FOR	AGAINST	ABSTAIN

2. Ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s	☐	☐	☐
independent registered public accountant for the fiscal year ending July 31, 2026.

3.  To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

     Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.